SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 AMENDMENT NO. 1
                                   FORM 8-K/A


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) July 15, 2005
                                 ---------------

                               ESCALA GROUP, INC.
                     (Formerly Greg Manning Auctions, Inc.)
               (Exact Name of Registrant as Specified in Charter)


           Delaware                        1-11988               22-2365834
(State or Other Jurisdiction of    (Commission File Number)    (IRS Employer
 Incorporation or Organization)                              Identification No.)


            775 Passaic Avenue,
        West Caldwell, New Jersey                            07006
   (Address of Principal Executive Offices)                (Zip Code)

        Registrant's telephone number, including area code (973) 882-0004


                           GREG MANNING AUCTIONS, INC.
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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

This Amendment No. 1 amends the Current Report on Form 8-K (the "July 8-K") of Escala Group, Inc. (formerly Greg Manning Auctions, Inc.) (the "Company") filed with the Securities and Exchange Commission (the "SEC") on July 21, 2005, related to the closing of the acquisition of all the issued and outstanding capital stock of A-Mark Precious Metals, Inc. and subsidiaries. This Form 8-K/A amends the July 8-K to include the financial statements required by Items 9.01(a) and 9.01(b) of Form 8-K and to include exhibits under Item 9.01(c) of Form 8-K. The information previously reported in the July 8-K is hereby incorporated by reference into this Form 8-K/A.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Businesses Acquired.

     The audited consolidated balance sheet of A-Mark Precious Metals, Inc. and subsidiaries as of June 30, 2005 and the related consolidated statements of income, shareholder's equity and cash flows for the eleven months ended June 30, 2005, and Report of Independent Registered Public Accounting Firm, are hereby filed as part of this Report on Form 8 -K/A and are included in
     Exhibit 99.1 hereto.

(b) Pro Forma Financial Information.

The following unaudited pro-forma condensed combined financial information of Escala Group, Inc. (formerly Greg Manning Auctions, Inc.) is attached hereto as
Exhibit 99.2:

      (i) Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2005.

      (ii) Unaudited Pro Forma Condensed Combined Statement of Earnings for the year ended June 30, 2005.

      (iii) Notes to the Unaudited Pro Forma Condensed Combined Financial Statements.



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

     (c)    Exhibits.

            Exhibit No.    Description
            -----------    -----------

            23.1 Consent of Amper, Politziner & Mattia P.C., Independent Registered Public Accounting Firm

            99.1 Report of Independent Registered Public Accounting Firm and Consolidated Financial Statements of A-Mark Precious Metals, Inc. and subsidiaries as of June 30, 2005

            99.2 Unaudited Pro Forma Condensed Combined Financial Information of Escala Group, Inc. (formerly Greg Manning Auctions, Inc.) as of June 30, 2005.




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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 30, 2005

                                         Escala Group, Inc.
                                         (Formerly Greg Manning Auctions, Inc.)
                                         (Registrant)


                                         By:  /s/ Larry Crawford
                                             ------------------------------
                                         Name:   Larry Crawford
                                         Title:  Chief Financial Officer






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